UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):        September 15, 2005
                                                   -----------------------------

                             Solitron Devices, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        001-04978                                           22-1684144
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(Commission File Number)                       (IRS Employer Identification No.)


3301 Electronics Way, West Palm Beach, Florida                33407
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  (Address of Principal Executive Offices)                 (Zip Code)

                                 (561) 848-4311
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01: Changes in Registrant's Certifying Accountant:

(a) On September 15, 2005, Solitron Devices, Inc. (the "Company"), terminated the engagement of Goldstein Lewin & Co. ("GLC") as the independent registered public accounting firm Company. The Audit Committee of the Board of Directors of the Company recommended and approved the decision to terminate GLC.

GLC previously audited the Company's consolidated financial statements for the fiscal year ended February 28, 2005. GLC reports on the consolidated financial statements of the Company for the fiscal year ended February 28, 2005 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits of the Company's financial statements for the fiscal year ended February 28, 2005 and through September 15, 2005, the Company has had no disagreement with GLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of GLC, would have caused GLC to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal year ended February 28, 2005.

A letter from GLC dated September 19, 2005 is attached as Exhibit 16.1 to this Form 8-K .

(b) New Independent Registered Public Accounting Firm

The Company's Audit Committee reviewed the qualifications of several potential applicants and chose De Leon & Company, P.A. ("DLC") as the successor independent registered public accounting firm to be engaged effective September 19, 2005.

Prior to engaging DLC, neither the Company nor anyone acting on the Company's behalf consulted DLC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues.











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

Item 9.01: Financial Statements and Exhibits

(d) Exhibits:


16.1 Letter from Goldstein Lewin & Co. dated September 19, 2005 to the Securities and Exchange Commission.





































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


                                    SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



September 19, 2005                       SOLITRON DEVICES, INC.



                                         /s/   Shevach Saraf
                                         ---------------------------------------
                                         Chairman, Chief Executive Officer,
                                         President, Chief Financial Officer
                                         & Treasurer






















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

                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------------
16.1                     Letter from Goldstein Lewin & Co. dated September 19,
                         2005 to the Securities and Exchange Commission.


































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